UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 30, 2017 (May 24, 2017)

AMERICAN POWER GROUP CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A

Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 24, 2017, the Company’s shareholders approved an amendment its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000.

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 24, 2017, the Company held its 2017 Annual Meeting of Stockholders, at which (i) four members of the Board of Directors were reelected, (ii) the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 350,000,000 to 700,000,000, (iii) the Company’s stockholders approved an amendment to the Company’s 2016 Stock Option Plan, (iv) the Company’s stockholders approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting (the “say-on-pay” vote), and (v) the Company’s stockholders ratified the selection of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as the Company’s independent auditors for the fiscal year ending September 30, 2017. The final voting results of each of these matters were as follows:

1.	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lyle Jensen*	36,798,481	2,905,718	27,351,107
Charles Mc Dermott*	37,494,711	2,209,488	27,351,107
James Harger*	37,495,091	2,209,108	27,351,107
Matthew Van Steenwyk**	98,114,423	4,864,977	27,351,107

*	Elected by the holders of the Common Stock, voting as a separate class.
**	Elected by the holders of the Common Stock, 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock, voting together as a single class.

2.	Amendment of the Restated Certificate of Incorporation:

Votes For		Votes Against	Abstentions	Broker Non-Votes
59,100,763	*	5,225,710	2,728,833	—
120,067,457	**	5,225,710	5,037,340	—

*	Votes of the holders of the Common Stock, voting as a separate class.
**	Vote of the holders of the Common Stock, 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock, voting together as a single class.

3.	Approval of an amendment to the 2016 Stock Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,000,000*	0	0	0
96,981,427**	2,306,904	3,691,069	27,351,107

*	Votes of the holders of the Series D Convertible Preferred Stock, voting as a separate class.
**	Vote of the holders of the Common Stock, 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock, voting together as a single class.

4.	Advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
*97,702,597	1,512,534	3,764,269	27,351,107

*	Vote of the holders of the Common Stock, 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock, voting together as a single class.

5.	Ratification of the appointment of Schechter, Dokken, Kanter, Andrews & Selcer, Ltd. as independent auditors for fiscal year ending September 30, 2017:

Votes For		Votes Against	Abstentions	Broker Non-Votes
124,345,645	*	800,362	5,184,500	0

*	Vote of the holders of the Common Stock, 10% Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock, voting together as a single class.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of American Power Group Corporation, filed with the Secretary of State of the State of Delaware on May 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By:	/s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: May 30, 2017